PANORAMA SERIES FUND, INC.
                             Total Return Portfolio

                      Supplement dated June 26, 2000 to the
                          Prospectus dated May 1, 2000


      The Prospectus is revised by deleting the paragraph captioned "Portfolio Managers" under the section captioned "How the Portfolio is Managed" on page 9 and replacing it with the following:

      |X| Portfolio Managers. The portfolio managers of the Portfolio are Patrick Bisbey, David Dalzell and John Kowalik. They are the persons primarily responsible for the day-to-day management of the Portfolio's investments. Messrs. Bisbey and Dalzell became portfolio managers on March 1, 2000, and Mr. Kowalik became a portfolio manager on June 26, 2000. Mr. Bisbey is a Managing Director and Manager of Trading and Portfolio Operations (since June, 1992) of Trinity Investment Management Corporation ("Trinity"), a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp. Mr. Dalzell is a research analyst and trader with Trinity (since November, 1985), prior to which he was a financial consultant with Merrill Lynch Pierce Fenner & Smith Incorporated and a trader for First
Chicago Trading Consultants. Mr. Kowalik is a Senior Vice President of the Manager. Prior to joining the Manager in July 1998, he was Managing Director and senior portfolio manager for Prudential Investments Global Fixed Income Group. Each is a Vice President of the Company.


  June 26, 2000                                                  PANPS.012

                           PANORAMA SERIES FUND, INC.
                        Supplement dated June 26, 2000 to the
                Statement of Additional Information dated May 1, 2000


      The Statement of Additional Information is revised as follows:

1. The Supplement dated June 6, 2000 to the Statement of Additional Information dated May 1, 2000 is replaced by this supplement.

        The first sentence of the biography of George Evans on page 40 is deleted and replaced with the following:

      George Evans, Vice President and Portfolio Manager of International Growth Fund/VA, Age: 40
      Two World Trade Center, New York, NY 10048-0203

2. The first sentence of the biography of Alan Gilston on page 40 is deleted and replaced with the following:

      Alan Gilston, Vice President and Portfolio Manager of the Small Cap stock component and the International stock component of LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio, and Portfolio Manager of the Value/Growth and Growth/Income stock components of the LifeSpan Portfolios, Age: 41

3. The first sentence of the biography of John S. Kowalik on page 40 is deleted and replaced with the following:

      John Kowalik, Vice President and Portfolio Manager of Government Securities Portfolio, Total Return Portfolio and Portfolio Manager of the Short-Term Bonds and Government/Corporate Bonds components of the LifeSpan Portfolios,
      Age: 42

4. The biographies for Messrs. Antos, Libera, Strathearn and White on pages 39, 40 and 41 are hereby deleted.


      June 26, 2000                                      PANPX.013